UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.*

RE/MAX Holdings, Inc. (the “Company”) is furnishing this information under Item 2.02 solely to report the $55.0 million pre-tax charge for the Settlement Amount (as defined below) that the Company expects to record during the quarter ending September 30, 2023. The Settlement Amount is expected to be excluded from the Company’s calculation of Adjusted EBITDA** for the quarter ended September 30, 2023. Apart from payment of the Settlement Amount, the Company does not expect the terms of the proposed Settlement (as defined below) to have a material impact on its results of operations and cash flows.

Item 7.01 Regulation FD Disclosure.

Settlement of Litigation

On September 15, 2023, RE/MAX, LLC (“RE/MAX”), a subsidiary of the Company, entered into a Settlement Term Sheet (the “Settlement”) to resolve the pending litigation in class action lawsuits brought (i) by Scott and Rhonda Burnett et al. (United States District Court for the Western District of Missouri Case No. 4:19-cv-00332-SRB) and (ii) by Christopher Moehrl et al. (United States District Court for the Northern District of Illinois Case No. 1:19-cv-01610-ARW) (these two lawsuits are referred to collectively as the “Lawsuits”).

The Settlement resolves all claims in the Lawsuits and similar claims on a nationwide basis against RE/MAX (collectively, the “Claims”) and releases RE/MAX and the Company, their subsidiaries and affiliates, and RE/MAX sub-franchisors, franchisees and their sales associates in the United States from the Claims.

By the terms of the Settlement, RE/MAX agreed to pay a total settlement amount of $55.0 million (the “Settlement Amount”) into a qualified settlement fund. In addition, RE/MAX agreed to make certain changes to its business practices.

The Company intends to use available cash to pay the Settlement Amount, which is expected to be paid as follows: 25% of the Settlement Amount on or prior to September 29, 2023; 25% within ten business days after preliminary court approval of the Settlement, and 50% within ten business days of final court approval of the Settlement.

The proposed Settlement remains subject to preliminary and final court approval and will become effective upon such final approval.

The Settlement and any actions taken to carry out the Settlement are not an admission or concession of liability, or of the validity of any claim, defense, or point of fact or law on the part of any party. RE/MAX continues to deny the material allegations of the complaints in the Lawsuits. RE/MAX entered into the Settlement after considering the risks and costs of continuing the litigation.

Outlook

The Company is also reaffirming its third quarter and full year 2023 guidance as previously provided in the Company’s second quarter earnings release issued on August 2, 2023, as follows:

For the third quarter of 2023, the Company expects:

•	Agent count to change 0.0% to 1.0% over third quarter 2022;
•	Revenue in a range of $78.5 million to $83.5 million (including revenue from the Marketing Funds in a range of $20.0 million to $22.0 million); and
•	Adjusted EBITDA** in a range of $23.5 million to $26.5 million.***

For the full year 2023, the Company expects:

•	Agent count to change 0.0% to 1.0% over full year 2022;
•	Revenue in a range of $320.0 million to $332.0 million (including revenue from the Marketing Funds in a range of $82.5 million to $86.5 million); and
•	Adjusted EBITDA** in a range of $92.0 million to $98.0 million.***

The Company’s third quarter and full-year 2023 Outlook assumes no further currency movements, acquisitions, or divestitures.

Footnotes

* The information contained in Item 2.02 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

** Adjusted EBITDA is a non-GAAP measure of financial performance that differs from U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The Company defines Adjusted EBITDA as EBITDA (consolidated net income before depreciation and amortization, interest expense, interest income and the provision for income taxes, each of which is presented in the Company’s unaudited consolidated financial statements), adjusted for the impact of items that are non-cash, non-recurring or that the Company does not consider representative of its ongoing operating performance including loss or gain on sale or disposition of assets and sublease, settlement and impairment charges, equity-based compensation expense, acquisition-related expense, gain on reduction in tax receivable agreement liability, expense or income related to changes in the estimated fair value measurement of contingent consideration, restructuring charges and other non-recurring items.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analyzing the Company's results as reported under U.S. GAAP. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments to EBITDA in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior quarters. The Company is not able to provide a reconciliation of the Company’s non-GAAP financial guidance to the corresponding U.S. GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

*** Adjusted EBITDA excludes the impact of the Settlement Amount.

Please see the Company’s earnings release issued on August 2, 2023, for more information on non-GAAP financial measures including reasons that the Company uses Adjusted EBITDA as a supplemental financial measure.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Lawsuits and the Settlement, including preliminary and final court approval of the Settlement, the amount and timing of payments pursuant to the Settlement; the expected $55.0 million pre-tax charge for the Settlement Amount and the impact of such charge on the Company’s results of operations and cash flows; changes to the business practices of RE/MAX and the impact that such changes may have on the business or results of operations of RE/MAX or the Company; and the Company’s third quarter and full year 2023 guidance with respect to agent count, revenue, and Adjusted EBITDA, including any assumptions regarding currency movements, acquisitions, or divestitures. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company’s ability to attract and retain quality franchisees, (4) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (7) the Company’s ability to implement its technology initiatives, (8) risks related to the Company’s CEO transition, (9) fluctuations in foreign currency exchange rates, (10) the ability of the parties to obtain preliminary and final court approval of the proposed Settlement and the final terms being substantially the same as those set forth in the proposed Settlement, (11) the nature and amount of the exclusion of charges in future periods when determining Adjusted EBITDA is subject to uncertainty and may not be similar to such charges in prior periods, and (12) those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remaxholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: September 18, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer